UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

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INSWEB CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 7, 2011

Dear Stockholder:

This year’s annual meeting of stockholders will be held on July 18, 2011, at 4:00 p.m. local time, at 10850 Gold Center Dr. Suite 250, Rancho Cordova, CA, 95670.  You are cordially invited to attend.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

After reading the Proxy Statement, please promptly mark, sign and return the enclosed proxy card in the postage-paid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy card or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders are important.

A copy of InsWeb’s Annual Report to Stockholders is also enclosed for your information. At the annual meeting we will review InsWeb’s activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

Very truly yours,

Hussein A. Enan
Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 18, 2011

TO THE STOCKHOLDERS:

Please take notice that the annual meeting of the stockholders of InsWeb Corporation, a Delaware corporation (“InsWeb”), will be held on July 18, 2011, at 4:00 p.m. local time, at 10850 Gold Center Dr. Suite 250, Rancho Cordova, CA, 95670 for the following purposes:

1. To elect two (2) Class III directors to hold office for a three-year term and until a successor is elected and qualified.

2. To consider and ratify the appointment of Ernst & Young LLP as InsWeb’s independent registered public accounting firm for the year ending December 31, 2011.

3.         To consider and approve an amendment to InsWeb’s Certificate of Incorporation designating the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of lawsuits.

4.	To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on May 20, 2011 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at InsWeb’s principal offices located at 10850 Gold Center, Suite 250, Rancho Cordova , California 95670.

By order of the Board of Directors,

L. Eric Loewe
Senior Vice President, Secretary and General Counsel

Rancho Cordova, California
June 7, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING:
THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K TO SHAREHOLDERS ARE AVAILABLE
AT: http://investor.insweb.com

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited by the Board of Directors of InsWeb Corporation, a Delaware corporation (“InsWeb” or the “Company”), for use at its annual meeting of stockholders to be held on July 18, 2011, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The date of this Proxy Statement is June 7, 2011, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

SOLICITATION AND VOTING OF PROXIES

The cost of soliciting proxies will be borne by InsWeb. In addition to soliciting stockholders by mail, InsWeb will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of InsWeb registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. InsWeb may use the services of its officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. In addition, InsWeb has retained American Stock Transfer & Trust Co., a registrar and transfer agent firm, for assistance in connection with the annual meeting at no additional cost except for reasonable out-of-pocket expenses.

On May 20, 2011, there were 5,729,298 shares of InsWeb’s Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. InsWeb’s bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a stockholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before the time it is exercised by delivering to the Secretary of InsWeb a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

INFORMATION ABOUT INSWEB CORPORATION

General Corporate Governance Matters

Available Information

You may obtain free copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and amendments to those reports, as well as other Corporate Governance Materials on our website at http://investor.insweb.com, or by contacting our corporate office by calling (916) 853-3300, or by sending an e-mail message to investor@insweb.com.

We electronically file our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K with the Securities and Exchange Commission (SEC) pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934. Any materials we file with the SEC are accessible to the public at the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. The public may also utilize the SEC’s Internet website, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of the SEC website is http://www.sec.gov.

Related Person Transaction Review Policies

Mr. Richard A. Natsch, President, Potrero Media and Mrs. Heather K. Natsch, Chief Financial Officer, Potrero Media are owners of Mission Potrero Properties, LLC, which are the lessors of the property that Potrero Media occupies under anon-cancelable lease dated August 20, 2008. Potrero Media currently pays rent of $12,500 per month. The initial term of the lease will expire on October 1, 2014, but Potrero Media has four consecutive options to extend the term, each for a five year period.

 The Audit Committee is provided authority under its charter to review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.

Board Structure and Role

Mr. Enan serves as CEO and Chairman of the Board of Directors. He is the founder of the Company and owns approximately 31% of the Company's stock.  The Board believes that at InsWeb’s current stage of growth, the Board is best served by a Chairman who is involved with the Company on a full-time basis and is therefore able to bring great depth of knowledge about the Company to this role. The Board does not have a designated lead independent director.

The Board of Directors and its committees have an active role in overseeing the management of our risks. At each regularly scheduled board meeting, management presents to the Board of Directors relevant information regarding the risks associated with our current operations. In addition, each of the committees considers the risks within its areas of responsibility. The Board and the Audit Committee each receive regular reports on the status of the Company's internal controls and each has reviewed key operational risks. The Audit Committee regularly meets in executive session without the executive officers. The Compensation Committee and the Board have reviewed senior executive officer compensation arrangements and analyzed the compensation incentives, potential risks, and factors to mitigate such potential risks, and determined that the Company’s executive compensation program does not encourage the senior executives to take unnecessary and excessive risks that threaten the value of the Company. The Board's risk oversight role has no effect on its leadership structure as all directors other than Mr. Enan are independent directors and therefore have no conflict that might discourage critical review.

Board Meetings and Committees

During the year ended December 31, 2010, the Board of Directors of InsWeb held nine meetings. During that period, the Audit Committee of the Board held five meetings, the Compensation Committee of the Board held five meetings, and the Nominating and Corporate Governance Committee of the Board held one meeting. All directors attended or participated in more than 75% of the total number of meetings of the Board and any of the committees of the Board on which such director served during that period.

Audit Committee.    The current members of the Audit Committee are Messrs. Orr, Corroon and Puccinelli and. as of February 2, 2011, Ms. DeMarse. Mr. Orr is chairman of the committee. The Board of Directors has determined that each of the members of the Audit Committee is independent for purposes of the Nasdaq Marketplace Rules as they apply to audit committee members. The Board of Directors has also determined that Mr. Orr is an “audit committee financial expert,” as defined in the rules of the Securities and Exchange Commission. The functions of the Audit Committee include overseeing the quality of our financial reports and other financial information, retention of the independent registered public accounting firm, reviewing and approving the planned scope, proposed fee arrangements and results of InsWeb’s annual audit, reviewing our critical accounting policies and the adequacy of our accounting and financial controls, and reviewing the independence of InsWeb’s independent registered public accounting firm.

Compensation Committee.   The current members of the Compensation Committee are Messrs. Chookaszian, Orr and Puccinelli. Mr. Chookaszian is chairman of the committee. The Compensation Committee reviews and determines the salary and bonus criteria of and stock option grants to all executive officers. The Board of Directors has determined that all members of the Compensation Committee are independent for purposes of the Nasdaq Marketplace Rules. For additional information about the Compensation Committee, see “Executive and Director Compensation” below.

Nominating and Corporate Governance Committee.   The current members of the Nominating and Corporate Governance Committee are Messrs. Chookaszian, Corroon, Orr and Puccinelli, and, as of February 2, 2011, Ms. DeMarse. All members of the Committee are independent for purposes of the Nasdaq Marketplace Rules. Mr. Corroon is chairman of the committee. The functions of the Nominating and Corporate Governance Committee include selecting, evaluating and recommending to the Board qualified candidates for election or appointment to the Board, and recommending corporate governance principles, codes of conduct and compliance mechanisms applicable to the InsWeb.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for the selection, and recommendation to the Board, of nominees for election as director. When considering the nomination of directors for election at an annual meeting, the Nominating and Corporate Governance Committee reviews the needs of the Board of Directors for various skills, background, experience and expected contributions and the qualification standards established from time to time by the Nominating and Corporate Governance Committee, and considers nominations in light of those needs. When reviewing potential nominees, including incumbents, the Nominating and Corporate Governance Committee also considers the candidate’s relevant background, experience and skills and expected contributions to the Board of Directors. The Nominating and Corporate Committee evaluates is selection criteria and evaluation process periodically, and may in the future include additional qualifications, such as the diversity of backgrounds of candidates. The Nominating and Corporate Governance Committee also seeks appropriate input from the Chief Executive Officer from time to time in assessing the needs of the Board of Directors for relevant background, experience and skills of its members.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to InsWeb a diversity of experience at policy-making levels in business and technology, and in areas that are relevant to InsWeb’s activities. Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of our stockholders. They must have an inquisitive and objective outlook and mature judgment. They must also have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are and have been affiliated. Director candidates must have sufficient time available in the judgment of the Nominating and Corporate Governance Committee to perform all Board and committee responsibilities that will be expected of them. Members of the Board of Directors are expected to rigorously prepare for, attend and participate in all meetings of the Board of Directors and applicable committees. Other than the foregoing, there are no specific minimum criteria for director nominees, although the Nominating and Corporate Governance Committee believes that it is preferable that at least one member of the Board of Directors should meet the criteria for an “audit committee financial expert” as defined by SEC rules. Under applicable Nasdaq listing requirements, at least a majority of the members of the Board of Directors must meet the definition of “independent director” set forth in such requirements. The Nominating and Corporate Governance Committee also believes it appropriate for one or more key members of InsWeb’s management, including the Chief Executive Officer, to serve on the Board of Directors.

The Nominating and Corporate Governance Committee will consider candidates for director proposed by directors or management, and will evaluate any such candidates against the criteria and pursuant to the policies and procedures set forth above. If the Nominating and Corporate Governance Committee believes that the Board of Directors requires additional candidates for nomination, the Nominating and Corporate Governance Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. All incumbent directors and nominees will be required to submit a completed directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee will also consider candidates for director recommended by a stockholder, provided that any such recommendation is sent in writing to General Counsel, InsWeb Corporation, 10850 Gold Center Dr. Suite 250, Rancho Cordova, CA 95670 at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year’s annual meeting of stockholders and contains the following information:

	the candidate’s name, age, contact information and present principal occupation or employment; and


a description of the candidate’s qualifications, skills, background and business experience during at least the last five years, including his or her principal occupation and employment and the name and principal business of any company or other organization where the candidate has been employed or has served as a director.

The Nominating and Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

In addition, stockholders may make direct nominations of directors for election at an annual meeting, provided the advance notice requirements set forth in our Bylaws have been met. Under our Bylaws, written notice of any such nomination, including certain information and representations specified in the Bylaws, must be delivered to our principal executive offices, addressed to the General Counsel, at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, such notice must be received not later than the close of business on the tenth day following the day on which the public announcement of the date of such meeting is first made.

Stockholder Communications with Directors; Director Attendance at Annual Meetings

Stockholders may communicate with any and all members of our Board of Directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the Chairman, for a communication addressed to the entire Board) at the following address and fax number:

Name of the Director(s)
c/o Corporate Secretary
InsWeb Corporation
10850 Gold Center Dr., Suite 250
Rancho Cordova, CA 95670
(916-631-0846) (FAX)

Communications from our stockholders received as indicated above will be forwarded to the indicated director or directors unless the communication is primarily commercial in nature or relates to an improper or irrelevant topic.

We do not have a policy regarding directors’ attendance at annual meetings. All directors attended the 2010 Annual Meeting.

Committee Charters and Other Corporate Governance Materials

The Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees and officers and members of the Board of Directors. A copy of the Code of Business Conduct and Ethics is available on the Company’s website at http://investor.insweb.com/index.cfm.

The Board has also adopted a written charter for each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each charter is available on the Company’s website at http://investor.insweb.com/index.cfm.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires InsWeb’s executive officers, directors and persons who beneficially own more than 10% of InsWeb’s Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish InsWeb with copies of all Section 16(a) forms filed by such persons.

Based on InsWeb’s review of reports furnished to InsWeb and representations from certain reporting persons, InsWeb believes that reports of changes in ownership (Form 4) during the year ended December 31, 2010 were timely filed, except that stock options granted to each of the directors and executive officers on December 15, 2010 were reported on Form 4s on January 11, 2011.

EXECUTIVE AND DIRECTOR COMPENSATION

The Compensation Committee is authorized by the Board of Directors to review and approve annual performance objectives and goals relevant to compensation for the Chief Executive Officer and evaluate the performance of the Chief Executive Officer in light of these goals and objectives. In setting such objective, the Compensation Committee is directed to consider the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company’s Chief Executive Officer in past years. The Compensation Committee is also directed to periodically review and advise the Board concerning both regional and industry wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company’s compensation programs for the CEO, other executive officers and directors relative to comparable companies in the Company’s industry.

Summary Compensation Information

The following table presents certain summary information concerning compensation paid or accrued by InsWeb for services rendered in all capacities during the years ended December 31, 2010 and December 31, 2009 for the Chief Executive Officer, the Chief Financial Officer and the SVP, General Counsel and Secretary (“the Named Executive Officers”).

Executive officers and certain other key members of management are eligible to participate in the InsWeb Executive Retention and Severance Plan approved by the Board of Directors on June 14, 2004 and revised on December 22, 2008. Participants in the Plan are entitled to receive cash severance payments and health and medical benefits in the event their employment is terminated in connection with a change in control. InsWeb is not obligated to make any cash payments to these executives if their employment is terminated by us for cause or by the executive not for good reason. No severance or benefits are provided for any of the executive officers in the event of death or disability. A change in control does not affect the amount or timing of these cash severance payments.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Cash Salary	Bonus	Options Awards(1)	All other Compensation(2)	Total Compensation
Hussein A. Enan	2010	$12	$—	$$184,743	$10,668	$195,423
Chairman of the Board and Chief Executive Officer	2009	$12	$—	$159,000	$5,544	$164,556
Kiran Rasaretnam	2010	$193,715	$12,000	$91,170	$4,492	$301,377
Chief Financial Officer	2009	$200,000	$—	$65,770	$6,660	$272,430
L. Eric Loewe	2010	$212,239	$12,000	$89,308	$3,364	$316,911
Senior Vice President, Secretary and General Counsel	2009	$200,000	$—	$48,505	$3,396	$251,901
Richard A. Natsch(3) President, Potrero Media Corporation	2010	$43,750	—	—	—	$43,750

(1)
Valuation based on the dollar amount of option grants (see “Grant of Plan-Based Awards” below) recognized for reporting the aggregate fair value of the award computed in accordance with ASC 718 with respect to 2010 and 2009 years. The assumptions used by InsWeb with respect to the valuation of option grants are set forth in “InsWeb Corporation Consolidated Financial Statements—Notes to Financial Statements—See Note 3—Share Based Payments.” A portion of the option awards granted in 2009 were subject to performance conditions with fair market values of $61,000, $13,000 and $13,000 for Hussein A. Enan, Kiran Rasaretnam and L. Eric Loewe respectively. None of these option awards met the performance criteria and were subsequently cancelled.

(2) (3)
Represents, primarily, employer contributions to InsWeb’s 401(k) plan and group term life benefits.

InsWeb Corporation acquired Potrero Media on October 1, 2010, and therefore compensation of services for the quarter ended December 31, 2010 was paid to Mr. Natsch during 2010 from InsWeb.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying outstanding option plan awards for each of the named executive officers at the fiscal year-end as of December 31, 2010.

Outstanding Equity Awards at Fiscal Year-End Table

	Individual Option Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable		Exercise Price Per Share	Expiration Date
Hussein A. Enan	41,667	—		$6.12	4/17/2011
	100,000	—		$4.95	4/1/2012
	500	—		$3.05	7/16/2012
	500	—		$1.90	1/28/2013
	500	—		$2.85	4/22/2013
	5,000	—		$4.75	7/1/2013
	150,000	—		$2.79	2/10/2015
	5,000	—		$3.25	7/1/2015
	5,000	—		$2.65	6/30/2011
	94,697	—		$2.03	9/28/2011
	50,000	—		$3.48	1/25/2012
	35,000	—		$2.31	3/11/2016
	9,013	—		$3.23	9/28/2011
	85,987	—		$2.94	9/28/2011
	19,047	—		$5.775	3/30/2015
	30,953	50,000		$5.25	3/30/2015
	—	28,570		$7.70	12/15/2015
	—	31,430		$7.00	12/15/2015
Kiran Rasaretnam	6,667	—		$6.12	4/17/2011
	25,000	—		$4.95	4/1/2012
	5,000	—		$5.00	4/1/2014
	—	4,500	(1)	$2.05	4/20/2011
	15,000	—		$3.48	1/25/2012
	25,570	—		$6.70	4/27/2012
	24,000	24,000		$5.25	3/30/2015
	—	30,000		$7.00	12/15/2015
L. Eric Loewe	8,334	—		$6.12	4/17/2011
	25,000	—		$4.95	4/1/2012
	5,554	—		$2.05	4/1/2013
	15,000	—		$5.00	4/1/2014
	25,000	—		$2.79	2/10/2015
	5,000	—		$2.05	4/20/2011
	15,152	—		$2.03	9/28/2011
	40,000	—		$3.48	1/25/2012
	30,000	—		$2.10	3/11/2016
	20,000	—		$2.94	9/28/2011
	24,000	24,000		$5.25	3/30/2015
	—	30,000		$7.00	12/15/2015
Richard A. Natsch(2)	—	—		—	—

(1)	These options vest 10% on the one, two, three and four year anniversaries of the grant date and 60% on the fifth year anniversary of the grant date (April 20, 2006). See subsequent event footnote.
(2) InsWeb Corporation acquired Potrero Media on October 1, 2010, and no equity awards were made to Mr. Natsch during 2010.

Additional Information Regarding Executive Compensation

On December 15, 2010, the Compensation Committee of the Board of Directors (the “Committee”) of InsWeb Corporation approved the 2011 compensation plan for InsWeb’s directors and executive officers. The compensation plan is comprised of cash compensation and option grants. In approving the 2011 compensation plan, the Committee considered, among other factors, InsWeb’s financial and operating performance, market conditions and general compensation trends for publicly traded companies. The objectives of the compensation plan are to attract, motivate and retain talented and dedicated employees, and to provide InsWeb’s executive officers with both cash and equity incentives to further the Company’s interests and those of our stockholders.

As recommended by the Committee and approved by the Board of Directors, the 2011 annual base cash compensation for Hussein Enan (CEO) increases from $12 to $300,000. Mr. Enan’s annual salary has been $12 since 2006. The 2011 annual base cash compensation for Kiran Rasaretnam (CFO) increases from $206,000 to $212,180; the 2011 annual base cash compensation for Steve Yasuda (Chief Accounting Officer) increases from $160,144 to $169,753; and the 2011 annual case cash compensation for Eric Loewe (General Counsel and Secretary)  increases from $206,000 to $218,360. In connection with a corporate reorganization on May 2, 2011, Mr. Enan, Mr. Rasaretnam, Mr. Yasuda and Mr. Loewe also were granted stock options which vest over two years.

To align the compensation of the executive officers with increased shareholder value, the Compensation Committee also approved a quarterly performance-based cash bonus for Mr. Enan, Mr. Rasaretnam, Mr. Yasuda and Mr. Loewe.  Subject to certain minimum and maximum thresholds, the amount of the cash bonus paid is based on quarterly revenue and Adjusted EBITDA targets established by the Compensation Committee at its meeting in February, 2011.

In addition, on April 28, 2011, the Board of Directors approved a corporate  reorganization that will combine the operations of InsWeb Corporation and its wholly-owned subsidiary, Potrero Media Corporation, into a single entity under the InsWeb name. In connection with the reorganization, Richard A. Natsch was promoted to President and Chief Operating Officer of the combined organization, and Mr. Brad F. Cooper was promoted to the position of Chief Revenue Officer. The Compensation Committee of the Board of Directors increased Mr. Natsch’s 2011 base salary from $12 to $250,000 per year, and Mr. Cooper’s 2011 salary was increased to $230,000 per year, in recognition of their increased responsibilities in the combined company. Mr. Natsch and Mr. Cooper also will be eligible for cash performance bonuses pursuant to the 2011 executive compensation plan approved by the Compensation Committee on December 15, 2010.

On February 2, 2011, the Compensation Committee of the InsWeb Board of Directors approved a resolution accelerating the vesting of an option grant to Mr. Kiran Rasaretnam, CFO, for 4,500 shares and to Mr. Steven Yasuda, CAO, for 1,500 shares. The option grants will be exercisable as of February 2, 2011. Without the acceleration of the vesting, the options under the grants would have both vested and expired on April 20, 2011.

  A description of the maximum payouts for each officer (and their 2011 base compensation) is shown in the table below:

Name/Title	2011 Base Salary	Cash Bonus (1)	Long-term Incentive Options		Performance Options	Total Options

Hussein Enan, CEO	$300,000	$80,000	60,000	-(2)	—	60,000
Richard A. Natsch, President	$12	—	—		—	—
Kiran Rasaretnam, CFO	$212,180	$40,000	30,000	-(3)	—	30,000
Eric Loewe, General Counsel and Secretary	$218,360	$40,000	30,000	-(3)	—	30,000
Steven J. Yasuda Controller and CAO	$169,753	$30,000	18,000	-(3)	—	18,000

(1)
The maximum cash bonus for fiscal 2011 is displayed. One fourth of the maximum bonus will be paid each quarter if both quarterly revenue and Adjusted EBITDA exceed targets by twenty percent. A reduced cash bonus equal to seventy-five percent of the maximum will be paid if InsWeb exceeds either the quarterly revenue or Adjusted EBITDA target and meets the other target.  A cash bonus of fifty percent of the maximum bonus will be paid if InsWeb meets both the quarterly revenue and Adjusted EBITDA targets. No cash bonus will be paid for any quarter in which either target is not met.

(2)
These options have exercise prices of $7.00 and $7.70 for non-qualified and incentive stock options respectively. The exercise price of $7.00 is based upon the closing price of InsWeb’s stock on December 15, 2010. The $7.70 exercise price is based upon a 10% premium of the aforementioned closing price for incentive stock options. The options have a five year term and vest in equal monthly amounts over two years.

(3)	These options have an exercise price of $7.00 based upon the closing price of InsWeb’s stock on December 15, 2010. The options have a five year term and vest in equal monthly amounts over two years.

Director Compensation

For the year ended December 31, 2010, each non-employee director received an annual cash retainer of $20,000 relating to the period from January 2010 to December 2010. Mr. Orr, as Chair of the Audit Committee, received an additional cash retainer of $2,500 for each regularly scheduled Audit Committee attended. Each non-employee director also received an option grant for 15,000 shares, which vests in equal quarterly installments. In addition, each director will be reimbursed for reasonable expenses incurred in attending meetings of the Board.

In addition, the InsWeb Corporation 2008 Stock Option Plan, approved by the shareholders in February 2008, provides that all non-employee directors will receive (1) an annual grant of options to purchase 5,000 shares, with the date of grant being on or about July 1 of each year that they serve. These options are fully vested. As with all options, the per-share exercise price of each such option will equal the fair market value of a share of Common Stock on the date of grant.

The following table presents the compensation paid to each of the Board of Directors during the year ended December 31, 2010:

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Option Awards(1)	All other Compensation	Total Compensation
Dennis H. Chookaszian	$20,000	$57,454	$—	$77,454
James M. Corroon	$20,000	$57,454	$—	$77,454
Thomas W. Orr	$30,000	$57,454	$—	$87,454
Robert A. Puccinelli	$20,000	$57,454	$—	$77,454

[Missing Graphic Reference]
(1)               Valuation based on the dollar amount of option grants (see “Grant of Plan-Based Awards” below) recognized for reporting the aggregate fair value of the award computed in accordance with ASC 718 with respect to year 2010. The assumptions used by us with respect to the valuation of option grants are set forth in “InsWeb Corporation Consolidated Financial Statements—Notes to Financial Statements—See Note 3—Share-Based Payments.”

Additional Information Regarding Director Compensation

On December 15, 2010, the Committee approved and the Board of Directors ratified the year 2011 compensation for non-employee members of the Board of Directors. Each non-employee director will receive an annual cash retainer of $20,000 relating to the period from January 2011 to December 2011. Mr. Orr, as Chair of the Audit Committee, will receive an additional cash retainer of $2,500 for each regularly scheduled Audit Committee attended. Each non-employee director will also receive an option grant for 15,000 shares, which vests in equal quarterly installments.  In addition, the InsWeb Corporation 2008 Stock Option Plan grants each non-employee director an annual option grant to purchase 5,000 shares, with the date of grant being on or about July 1 of each year that they serve. These options are fully vested. Directors are also reimbursed for their reasonable expenses incurred in connection attending Board of Directors or Committee meetings.

On January 6, 2011, the Board of Directors of InsWeb Corporation expanded the number of directorships to six and elected Ms. Elisabeth H. DeMarse to serve as a new director. Ms. DeMarse was elected as a Class I director and her term will expire at the 2012 annual meeting of stockholders.   Pursuant to the terms of the InsWeb Corporation 2008 Stock Option Plan, as a newly elected director, Ms. DeMarse was granted an option to purchase 25,000 shares of InsWeb Common Stock.

Equity Compensation Plan Information

InsWeb currently maintains two equity compensation plans that provide for the issuance of InsWeb Common Stock to employees, officers, directors, independent contractors and consultants of InsWeb and its subsidiaries.  These consist of the InsWeb Corporation 2008 Stock Option Plan and the 1999 Employee Stock Purchase Plan, each of which have been approved by the stockholders.  The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of March 21, 2011:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	2,546,000	$4.55	836,000
Equity compensation plans not approved by security holders	—	—	—

Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of May 20, 2011, certain information with respect to the beneficial ownership of InsWeb’s Common Stock by (i) each stockholder known by InsWeb to be the beneficial owner of more than 5% of InsWeb’s Common Stock, (ii) each director of InsWeb, (iii) the executive officers of InsWeb, and (iv) all current directors and executive officers of InsWeb as a group.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Common Stock Outstanding(2)
5% Stockholders
Osmium Capital Partners (3)	1,047,659	18.3%
Lloyd I. Miller III (4)	292,914	5.1%
Directors and Executive Officers
Hussein A. Enan(5)	1,900,655	29.9%
Richard A. Natsch (6)	312,578	5.5%
James M. Corroon(7)	118,147	2.0%
Dennis H. Chookaszian(8)	200,239	3.4%
Thomas W. Orr(9)	142,762	2.4%
Robert A. Puccinelli(10)	181,226	3.1%
Elisabeth H. DeMarse(11)	32,500	0.6%
Kiran Rasaretnam(12)	121,857	2.1%
L. Eric Loewe(13)	235,840	4.0%
Steven J. Yasuda(14)	109,806	1.9%
Brad F. Cooper(15)	77,768	1.3%
Current directors and executive officers as a group (10 persons)(16)	3,433,378	56.1%

(1)
The persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. The address of all officers and directors is C/O InsWeb Corporation, 10850 Gold Center Drive, Suite 250, Rancho Cordova, CA, 95670

(2)
Calculated on the basis of 5,729,298 shares of Common Stock outstanding as of May 20, 2011. Shares of common stock subject to options presently exercisable or exercisable within 60 days of May 20, 2011, are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding the options, but are not treated as outstanding for the purpose of computing the percentage ownership for any other person or entity.

(3)
Based on information contained in a Schedule 13D filed by the stockholder with the Securities and Exchange Commission on November 21, 2010, the address for Osmium Capital Partners is 388 Market Street, Suite 920, San Francisco, California 94111.

(4)
Based on information contained in a Schedule 13G filed by the stockholder with the Securities and Exchange Commission on February 9, 2011, the address for Mr. Miller is 4550 Gordon Drive, Naples, Florida 34102.

(5)
Includes 41,250 shares held by Mr. Enan’s spouse. Also includes 637,864 shares subject to options exercisable within 60 days following May 20, 2011. The address for Mr. Enan is c/o InsWeb Corporation, 10850 Gold Center Dr. Suite 250 Rancho Cordova, California 95670.

(6)	312,578 shares issued in escrow to Mr. Richard A. Natsch and Mrs. Heather K. Natsch pursuant to the “Stock Purchase Agreement” dated August 31, 2010.

(7)	Includes 118,147 shares subject to options exercisable within 60 days following May 20, 2011.

(8)	Includes 416 shares held by Mr. Chookaszian’s spouse, which he disclaims beneficial ownership of. Also, includes 152,323 shares subject to options exercisable within 60 days following May 20, 2011.

(9)	Includes 122,762 shares subject to options exercisable within 60 days following May 20, 2011.

(10)	Includes 144,951 shares subject to options exercisable within 60 days following May 20, 2011.

(11)	Includes 32,500 shares subject to options exercisable within 60 days following May 20, 2011.

(12)	Includes 116,072 shares subject to options exercisable within 60 days following May 20, 2011.

(13)	Includes 221,206 shares subject to options exercisable within 60 days following May 20, 2011.

(14) (15)	Includes 104,340 shares subject to options exercisable within 60 days following May 20, 2011. Includes 77,501 shares subject to options exercisable within 60 days following May 20, 2011.

(16)	Includes 1,727,666 shares subject to options exercisable within 60 days following May 20, 2011.

Management

Executive Officers of InsWeb Corporation

As of March 21, 2011, InsWeb’s executive officers were as follows:

Name	Position With InsWeb	Age
Hussein A. Enan	Chairman of the Board and Chief Executive Officer	65
Richard A. Natsch	President, Potrero Media Corporation	38
Kiran Rasaretnam	Chief Financial Officer	43
L. Eric Loewe	Senior Vice President, General Counsel and Secretary	53
Steven J. Yasuda	Vice President, Controller and Chief Accounting Officer	43

Hussein A. Enan co-founded InsWeb in February 1995 and has served as its Chairman of the Board since its inception. Mr. Enan served as InsWeb’s Chief Executive Officer from February 1995 to June 2002 and was reinstated to that position in August 2004. Mr. Enan also served as InsWeb’s President from May 1999 to June 2000. From March 1992 to November 1994, Mr. Enan was a general partner at E.W. Blanch, a reinsurance intermediary that merged with his own wholly owned company, Enan & Company, a reinsurance intermediary, in March 1992. Mr. Enan founded Enan & Company in February 1979.

Richard A. Natsch joined InsWeb on October 1, 2010 in connection with InsWeb’s acquisition of Potrero Media . Mr. Natsch founded Potrero Media with the vision of providing performance-based customer acquisition solutions to the financial services industry, emphasizing search-based leads and consultative client services.   As CEO, Mr. Natsch has led Potrero Media through several years of steady growth to become the industry leader that it is today.  Mr. Natsch started his career at Cendant Corporation, where he managed insurance-related direct mail marketing campaigns for financial institutions, and oversaw the company's network of independent insurance agents, growing revenues in the channel from $110 million to $150 million.  Prior to founding Potrero Media, Mr. Natsch held top positions as an early employee at QuinStreet, where he constructed its performance-based online marketing channel and oversaw management of its top client relationships.  He graduated with honors from Cal Poly in San Luis Obispo.

Kiran Rasaretnam joined InsWeb in March 1999 as Vice President, Consulting and Actuarial Services. He was promoted to Senior Vice President, Finance in April 2001. On April 16, 2007, Mr. Rasaretnam was promoted to Chief Financial Officer. In that role, he is responsible for overall oversight of the financial operations of the company. From 1990 to 1999, Mr. Rasaretnam was the regional actuary and finance director for the largest region of the Fireman’s Fund Insurance Company. Mr. Rasaretnam became a Fellow of the Casualty Actuarial Society in 1998. He graduated from the University of California, Berkeley in 1990 with a Bachelor of Arts degree in Applied Mathematics with an emphasis in Statistics and Economics.

L. Eric Loewe joined InsWeb in October 1998 as Corporate Counsel, Legal and Regulatory, responsible for all regulatory compliance issues, and has served as Senior Vice President and General Counsel since September 2000 and as Secretary since July 2001. Mr. Loewe held various positions with the National Association of Independent Insurers (the “NAII”) from January 1980 to September 1998. As Senior Counsel for the NAII, Mr. Loewe was responsible for legislation and regulations affecting its 570 member companies. Mr. Loewe is a member of the Illinois and California bars.

Steven J. Yasuda joined InsWeb in December 1999 as Manager, Budget and Reporting and has been the Corporate Controller since September 2001. On September 2004, he was promoted to Vice President, Corporate Controller. On April 16, 2007, Mr. Yasuda took on the additional role of Chief Accounting Officer. In that role, he is responsible for all accounting related functions of the company. From 1997 to 1999, Mr. Yasuda worked in the operations accounting department of Electronic Arts. Mr. Yasuda has been licensed as a CPA since August 1994, but has an inactive status, as permitted by the California Board of Accountancy. He graduated from California State University, Fresno in 1990 with a Bachelor of Science degree in Business Administration, with an Accounting option.

None of InsWeb’s executive officers have been involved in a legal proceeding described in Item 401 of Regulation S-K within the last ten years.

 Mr. Richard A. Natsch, President, Potrero Media and Mrs. Heather K. Natsch, Chief Financial Officer, Potrero Media are owners of Mission Potrero Properties, LLC, which is the lessor of the property that Potrero Media occupies under a non-cancelable lease dated August 20, 2008. Potrero Media currently pays rent of $12,500 per month. The initial term of the lease will expire on October 1, 2014, but. Potrero Media has four consecutive options to extend the term, each for a five year period.

Directors of InsWeb Corporation

InsWeb’s Board of Directors is as follows:

Name	Position with InsWeb	Age	Director Since
Class I director whose term expires at the 2012 Annual Meeting of Stockholders:
Robert A. Puccinelli(1)(2)(3)	Director	73	1998
Elisabeth H. DeMarse(1)(3)	Director	57	2011
Class II directors whose term expires at the 2013 Annual Meeting of Stockholders:
James M. Corroon(1)(3)	Vice Chairman of the Board	71	1996
Thomas W. Orr(1)(2)(3)	Director	77	2003
Class III directors whose terms expire at the 2011 Annual Meeting of Stockholders:
Hussein A. Enan	Chairman of the Board	65	1995
Dennis H. Chookaszian(2)(3)	Director	67	2003

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Robert A. Puccinelli has been a director of InsWeb since May 1998. From October 1985 until he retired in May 1995, Mr. Puccinelli was Chairman and Chief Executive Officer of Industrial Indemnity, a nationwide property and casualty insurance company. Mr. Puccinelli received his Bachelor of Science degree in Finance from the University of California, Berkeley. Mr. Puccinelli’s comprehensive knowledge of the insurance industry led the Board of Directors to conclude that he should serve as a director. In addition, Mr. Puccinelli provides the Board of Directors with a valuable perspective gained from his long-term service as a director.

James M. Corroon has been a director of InsWeb since August 1996 and has served as Vice Chairman of the Board since May 1999. Since September 2004, Mr. Corroon has served as Vice Chairman of Fort Point Insurance Services, Inc., an insurance brokerage firm. From July 1999 to December 2000, he was a full-time employee of InsWeb and a member of the senior management team. Mr. Corroon has been a director of Willis Corroon of California, an insurance services firm, since January 1996. From October 1966 to December 1995, Mr. Corroon held various management positions with Willis Corroon and its predecessor entity, Corroon & Black Corporation. Mr. Corroon’s comprehensive knowledge of the insurance industry led the Board of Directors to conclude that he should serve as a director. In addition, Mr. Corroon provides the Board of Directors with a valuable perspective gained from his long-term service as an executive officer and as a director.

Thomas W. Orr has been a director of InsWeb since January 2003. Mr. Orr was a partner in the accounting firm of Bregante and Company from January 1992 to June 2002. From 1987 to 1991, Mr. Orr was Chief Financial Officer of Scripps League Newspaper, Inc. Prior to 1987, Mr. Orr worked for the accounting firm of Arthur Young & Company (predecessor to Ernst & Young, LLP) from 1958 until he retired as an audit partner in 1986. He is a director of AeroCentury Corporation,an aircraft operating lessor and finance company. Mr. Orr’s extensive experience in accounting and financial reporting led the Board to conclude that he should serve as a director.

Dennis H. Chookaszian has been a director of InsWeb since April 2003. From November 1999 until he retired in February 2001, Mr. Chookaszian was Chairman and Chief Executive Officer of mPower Advisors, L.L.C., a financial advice provider focused on the online management of 401(k) plans.  From September 1992 to February 1999, Mr. Chookaszian served as Chairman and Chief Executive Officer of the CNA insurance company, and prior to that held the positions of President and Chief Operating Officer (1990-1992) and Chief Financial Officer (1975-1990), respectively, of that company. Mr. Chookaszian serves on the boards of the Chicago Mercantile Exchange, Career Education Corporation, a postsecondary education provider, AllScripts Healthcare Solutions, Inc., a provider of information and services to the healthcare industry, Sapient Corporation, a provider of marketing and technology services to businesses, and LoopNet, an electronic commercial real estate listing service. In December 2006, Mr. Chookaszian was named chairman of the Financial Accounting Standards Advisory Council. Mr. Chookaszian’s experience as a director of other public companies, combined with his knowledge of financial reporting, led the Board to conclude that he should serve as a director.

Elisabeth H. DeMarse was elected a director of InsWeb on January 6, 2011. Ms. DeMarse is the CEO of Newser.com, an internet based curator of news. Ms. DeMarse also is the entrepreneur-in-residence at Austin Ventures, an investment company. She served as Chief Executive Officer and President of CreditCards.com, an internet financial services company from November 2006 to 2010. From April 2000 until June 2004, Ms. DeMarse served as President and Chief Executive Officer of Bankrate, Inc., an internet financial services company. From 1998 to 2000, Ms. DeMarse served as Executive Vice President of Hoover’s Online, Inc., an internet financial services company. Prior to joining Hoover’s, Ms. DeMarse served for ten years as a senior executive in a variety of roles at Bloomberg L.P., a financial services organization. Ms. DeMarse is a certified member of the National Association of Corporate Directors. Ms. DeMarse currently serves on the boards of ZipRealty, a public company operating a full-service residential real estate brokerage and real estate web site, and AllStarDirectories, a private company specializing in lead generation for higher education. Previously, Ms. DeMarse served on the boards of directors of EDGAR-Online, Inc., an internet source for filings with the Securities and Exchange Commission, from 2004 to 2010; IncrediMail, Ltd., internet company that designs, markets and delivers high-end personal desktop software, from 2006 to 2007; Heska Corporation, a seller of advanced veterinary diagnostic and specialty products, from August 2004 to June 2007; of Stockgroup, Inc., an internet source for financial data and news, from August 2005 to June 2007; and of YP Corp., an online telephone directory, from January 2006 to August 2007. Ms. DeMarse holds a Masters of Business Administration degree from Harvard Business School and a Bachelor of Arts degree in history cum laude from Wellesley College.  Ms. DeMarse’s experience as an officer and director of companies engaged in publishing content and online lead generation led the Board to conclude that she should serve as a director.

The Board of Directors has determined that, other than Mr. Enan, each of the members of the Board is an independent director for purposes of the Nasdaq Marketplace Rules. None of InsWeb’s directors have been involved in a legal proceeding described in Item 401 of Regulation S-K within the last ten years.

REPORT OF THE AUDIT COMMITTEE
OF INSWEB CORPORATION

The current members of the Audit Committee are Mr. Orr, Mr. Corroon, Mr. Puccinelli and as of February 2, 2011, Ms. DeMarse . The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors.

The Audit Committee oversees the quality of InsWeb’s financial statements and financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for the period ending December 31, 2010 with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, Ernst & Young LLP, who are responsible for expressing an opinion on the conformity, in all material respects, of those audited financial statements with United States generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards including Statement on Auditing Standards No. 61, (Codification of Statements on Auditing Standards, AU §380). In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010  filed with the Securities and Exchange Commission.

AUDIT COMMITTEE
Thomas W. Orr (Chair)
James M. Corroon Elizabeth H. DeMarse
Robert A. Puccinelli

INDEPENDENT AUDITOR FEE INFORMATION
The following table sets forth the aggregate fees billed to InsWeb for the years ended December 31, 2010 and 2009 by InsWeb’s principal accounting firm, Ernst & Young LLP:

	2010	2009
Audit Fees(1)	$425,000	$290,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	64,000	64,450
All Other Fees	—	—
	$489,000	$354,450

(1)	Audit fees consist of fees billed for services related to the audit of InsWeb’s consolidated financial statements (including required quarterly reviews) and accounting consultations.

(2)
Audit-related fees consist of fees billed for services related to assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent registered public accounting firm.

(3)	Tax fees consist of fees billed for services related to tax return preparation, tax compliance, tax planning and tax advice.

The Audit Committee considered the role of Ernst & Young LLP in providing non-audit services to InsWeb and has concluded that such services are compatible with Ernst & Young’s independence as InsWeb’s independent registered public accounting firm.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee the authority to approve permitted services, provided that the chair reports any decisions to the Audit Committee at its next scheduled meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

InsWeb has a classified Board of Directors consisting of two Class I directors (Mr. Puccinelli and Ms. DeMarse), two Class II directors (Mr. Corroon and Mr. Orr), and two Class III directors (Mr. Enan and Mr. Chookaszian) who will serve until the Annual Meetings of Stockholders to be held in 2012, 2013 and 2011, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting date.

The term of the Class III directors will expire on the date of the 2011 annual meeting. Accordingly, two individuals are to be elected to serve as Class III directors of the Board of Directors at the meeting. The Nominating and Corporate Governance Committee nominated for election by the stockholders the current Class III directors, Mr. Hussein A. Enan and Mr. Dennis Chookaszian. If elected the nominees will serve as directors until InsWeb’s Annual Meeting of Stockholders in 2014, and until successors are elected and qualified. If the nominees decline to serve or become unavailable for any reason, or if a vacancy occurs before the election (although InsWeb knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as InsWeb may designate.

Vote Required and Board of Directors’ Recommendation

If a quorum is present, the nominee for Class III directors receiving the highest number of votes will be elected as the Class III directors. Abstentions and broker non-votes have no effect on the vote.

The Board of Directors recommends a vote “FOR” the nominees named above.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of InsWeb’s Board of Directors has selected Ernst & Young LLP as InsWeb’s independent registered public accounting firm to audit the consolidated financial statements of InsWeb for the fiscal year ending December 31, 2011. Ernst & Young LLP has acted in such capacity since its appointment in fiscal year 2001. A representative of Ernst & Young LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting of stockholders at which a quorum representing a majority of all outstanding shares of Common Stock of InsWeb is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes will have any effect on the outcome of the proposal.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Ernst & Young LLP as InsWeb’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

PROPOSAL NO. 3
AMENDMENT TO CERTIFICATE OF INCORPORATION

The board of directors is proposing, for approval by the stockholders, an additional amendment (the “Additional Certificate Amendment”) to our Amended and Restated Certificate of Incorporation (the “Current Certificate”). The Additional Certificate Amendment would add a new Article 10 providing that, with certain exceptions, the sole and exclusive forum for certain actions shall be the Court of Chancery of the State of Delaware. Other than as described herein, the approval of the Additional Certificate Amendment will not have any effect on your rights as a stockholder.

Adoption of Forum Selection Clause

On February 3, 2011, InsWeb’s Board of Directors adopted a resolution amending the InsWeb Corporation Bylaws designating the Courts of Chancery of the State of Delaware as the sole and exclusive forum for all actual and purported derivative suits.  The resolution adopted by the Board provides that:

Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine.

 To further enhance the protections offered by this forum selection clause, however, the Board of Directors deemed it advisable to obtain shareholder approval to add an identical provision to InsWeb’s Certificate of Incorporation. If the Additional Certificate Amendment is approved by our stockholders, the Current Certificate would be amended to include a new Article 10 conforming to the wording of the new Bylaw described above. The Company has been a party to a derivative lawsuit filed on December 5, 2001 in the United States District Court for the Southern District of New York which has not yet been resolved. Neither the Board’s adoption of the Bylaw on forum exclusivity, nor adoption of the proposed amendment to the Certificate of Incorporation, would affect the existing proceedings.

The board of directors believes that InsWeb’s stockholders will benefit from having disputes of this nature litigated in the Delaware Chancery Courts. Delaware’s system of specialized Chancery Courts were established to deal with corporate law questions, and operate under streamlined procedures and processes that help provide relatively quick decisions. The streamlined process helps reduce the time and expense of litigation for all parties. These courts have developed considerable expertise in dealing with corporate law issues, as well as a substantial and influential body of case law construing Delaware's corporate law, providing InsWeb’s stockholders and the company with more certainty with respect to the outcome of intra-corporate disputes. In addition, adoption of the provision would reduce the risk that the company could be involved in duplicative litigation in more than one forum, as well as the risk that the outcome of cases in multiple forums could be inconsistent, even though each forum purports to follow Delaware law. In addition, the provision would give the board the flexibility to consent to an alternative forum.

The addition of Article 10 to the Current Certificate requires the affirmative vote of a majority of the outstanding shares. Abstaining or otherwise failing to vote on this proposal will have the same effect as a vote against the proposal.  Upon shareholder approval, appropriate officers are authorized and directed to take such steps and to execute such documents for and on behalf of InsWeb Corporation as may be necessary or proper to effectuate the change to the Certificate of Incorporation.

The Board of Directors recommends a vote “FOR” the amendment to the InsWeb Corporation Certificate of Incorporation described above.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

Under InsWeb’s bylaws, in order for a stockholder proposal to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of InsWeb at 10850 Gold Center Dr. Suite 250, Rancho Cordova, CA  95670. To be timely for the 2012 annual meeting, such notice must be delivered to or mailed and received at InsWeb’s principal executive offices, not less than 120 calendar days in advance of the date that InsWeb’s proxy statement was released to stockholders in connection with the 2011 annual meeting, except that if the 2012 annual meeting date has been changed by more than 30 days from the date contemplated at the time of the proxy statement for the 2011 annual meeting, notice by a stockholder to be timely must be received not later than the close of business on the 10th calendar day following the day on which public announcement of the date of the 2012 meeting is first made. A stockholder’s notice to the Secretary shall set forth, as to each matter the stockholder proposes to bring before the annual meeting, (a) a brief description of  the business to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. .

In connection with InsWeb’s next annual meeting of stockholders, under the Securities and Exchange Commission Rule 14a-4, management may solicit proxies that confer discretionary authority to vote with respect to any non-management proposal unless InsWeb has received notice of the proposal not later than April 24, 2011.

Proposals of stockholders intended to be included in InsWeb’s proxy statement for the next annual meeting of the stockholders of InsWeb must be received by InsWeb at its offices at10850 Gold Center, Suite 250, Rancho Cordova, California 95670, no later than February 8, 2012, and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in InsWeb’s proxy statement for that meeting.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the Board of Directors knows of no business that will be conducted at the 2011 Annual Meeting of Stockholders of InsWeb other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors

L. Eric Loewe
Senior Vice President, Secretary and General Counsel
June 7, 2011

INSWEB CORPORATION

PROXY FOR 2011 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Hussein A. Enan and Kiran Rasaretnam with full power of substitution to represent the undersigned and to vote all of the shares of stock in InsWeb Corporation , a Delaware corporation (“InsWeb”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of InsWeb to be held at the corporate headquarters of InsWeb located at 10850 Gold Center Dr. Suite 250, Rancho Cordova, CA, 95670 on July 18, 2011, at 4:00 pm local time, and at any adjournment or postponement thereof (1) as hereinafter specified under the proposals listed on the reverse side and as more particularly described in the Proxy Statement of InsWeb dated June 7, 2011 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2 AND 3.

(Continued and to be signed on the reverse side)

Please mark

™	votes as in this example

The Board of Directors recommends a Vote “FOR” the following proposals:

FOR the nominees listed at right	WITHHOLD AUTHORITY to vote (except as marked to the contrary below) for the nominees listed at right.

o	o

1.	To elect the following two (2) individuals as Class III directors to hold office for a three-year term and until his respective successor is elected and qualified:

NOMINEES:	HUSSEIN A. ENAN
DENNIS CHOOKASZIAN

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME BELOW.)

		FOR	ABSTAIN	AGAINST
		™	™	™
2.	To consider, approve and ratify the appointment of Ernst & Young LLP as InsWeb’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

	FOR	ABSTAIN	AGAINST
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3.
To consider, approve and ratify an additional amendment (the Additional Certificate Amendment) to InsWeb's Amended and Restated Certificate of Incorporation (the Current Certificate), designating the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of lawsuits.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

MARK HERE FOR ADDRESS CHANGE AND ☐

NOTE AT LEFT

MARK HERE IF YOU PLAN TO ATTEND THE ☐
MEETING

Date: , 2011
Signature

Please sign here. If shares of stock are held jointly, both or all of such persons should sign. An authorized person should sign Corporate or partnership proxies in full corporate or partnership name. Persons signing in a fiduciary capacity should indicate their full titles in such capacity.